UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re Vion Pharmaceuticals, Inc.	Case No. 09-14429 (CSS)
Reporting Period: December 2009

Federal Tax I.D.# 13-3671221
CORPORATE MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month and submit a copy of the report to any official committee appointed in the case.

		Document	Explanation
REQUIRED DOCUMENTS	Form No.	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes	No
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1 (CON’T)	Yes	No
Copies of bank statements		No	No
Cash disbursements journals		No	No
Statement of Operations	MOR-2	Yes	No
Balance Sheet	MOR-3	Yes	No
Status of Post-petition Taxes	MOR-4	Yes	No
Copies of IRS Form 6123 or payment receipt		No	No
Copies of tax returns filed during reporting period		No	No
Summary of Unpaid Post-petition Debts	MOR-4	Yes	No
Listing of aged accounts payable		Yes	No
Accounts Receivable Reconciliation and Aging	MOR-5	Yes	No
Taxes Reconciliation and Aging	MOR-5	Yes	No
Payments to Insiders and Professional	MOR-6	Yes	No
Post Petition Status of Secured Notes, Leases Payable	MOR-6	Yes	No
Debtor Questionnaire	MOR-7	Yes	No
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

/s/ Karen Schmedlin	February 22, 2010

Signature of Authorized Individual*	Date

Karen Schmedlin	Vice President, Finance, Chief Accounting Officer and Secretary

Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.
     FORM MOR
2/2008

In re Vion Pharmaceuticals, Inc.	Case No. 09-14429 (CSS)
Debtor	Reporting Period: December 2009
DEBTOR QUESTIONNAIRE

	Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary	Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
5	Is the Debtor delinquent in paying any insurance premium payment?		X
6	Have any payments been made on pre-petition liabilities this reporting period?	X (1)
7	Are any post petition receivables (accounts, notes or loans) due from related parties?		X
8	Are any post petition payroll taxes past due?		X
9	Are any post petition State or Federal income taxes past due?		X
10	Are any post petition real estate taxes past due?		X
11	Are any other post petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?		X
13	Are any amounts owed to post petition creditors delinquent?		X
14	Are any wage payments past due?		X
15	Have any post petition loans been received by the Debtor from any party?		X
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X

(1)	Explanation for Question 6 — Pre-petition unsecured priority claims for Employee Obligations of approximately $15,000 were paid post-petition during this reporting period pursuant to Court order.
     FORM MOR-7
2/2008

In re Vion Pharmaceuticals, Inc.	Case No.:	09-14429 (CSS)
Debtor	Reporting Period:	December 2009
MOR-1 — SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (UNAUDITED)

Account Description		Checking	Money Market	Investment	Current Month
Bank Account		Citibank	Citibank	UBS	Actual
Bank Account	Petty Cash	xxx4853	xxx7468	xxx47KL	Total of
GL Account	1050-00	1041-00	1042-00	1060-00	All Accounts
Cash, as of 12/17/09 (petition date)	$800	$123,264	$20,487	$14,224,153	$14,368,704
Receipts:
Interest Income			18	262	280
Transfers (from DIP Accounts)		100,000			100,000
Stop payments issued for checks outstanding as of petition date		3,670			3,670
Other		25			25

Total Receipts	$—	$103,695	$18	$262	$103,975

Disbursements:
Payroll, Taxes and Benefits		$1,971		$122,551	$124,522
Professional Fees — Debtor				236	236
Transfers (to DIP Accounts)				100,000	100,000

Total Disbursements	$—	$1,971	$—	$222,787	$224,758

Net Cash Flow	$—	$101,724	$18	$(222,525)	$(120,783)

Cash, End of Month	$800	$224,988	$20,505	$14,001,628	$14,247,921

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES

Total Disbursements	$224,758
Less: Transfers to other DIP accounts	(100,000)
Plus: Estate disbursements made by outside sources	0

Total Disbursements for Calculating U.S. Trustee Quarterly Fees	$124,758

BANK RECONCILIATIONS AND CASH DISBURSEMENTS JOURNAL

Account Description	Checking	Money Market	Investment
Bank Account	Citibank	Citibank	UBS
Bank Account	xxx4853	xxx7468	xxx47KL
GL Account	1041-00	1042-00	1060-00
Balance per Books	$224,988	$20,505	$14,001,628

Balance per Bank	$224,988	$20,505	$14,001,628

Vion Pharmaceuticals, Inc. (the “Debtor”) hereby submits this attestation regarding bank account reconciliations in lieu of providing copies of bank statements, copies of all account reconciliations and cash disbursements journal. Such documents are available upon request. The Debtor’s standard practice is to insure insure that each bank account is reconciled to monthly bank statements for each calendar month within 20 days after month end. I attest that each of the Debtor’s bank accounts for the period is reconciled to the bank statements and that all cash disbursements are summarized in MOR 1.

On behalf of Vion Pharmaceuticals, Inc.:
/s/ Karen Schmedlin
Karen Schmedlin
Vice President, Chief Accounting Officer and Secretary

In re Vion Pharmaceuticals, Inc.	Case No.:	09-14429 (CSS)
Debtor	Reporting Period:	December 2009
MOR-2 — STATEMENT OF OPERATIONS (UNAUDITED)

		Cumulative from
	For the Period from	12/17/09 (Petition Date) through
	12/17/09 through 12/31/09	12/31/09
Revenues:
Technology License Revenues	$51	$51

Operating Expenses:
Payroll, taxes and benefits	123,338	123,338
Drug storage, lab supplies	5,760	5,760
Facilities-rent,maintenance, postage	31,432	31,432
Clinical trials expense	283,529	283,529
Professional fees	2,721	2,721
Insurance expense	66,534	66,534
Taxes	—	—
Other	(12,206)	(12,206)
Noncash depreciation and stock compensation expense	16,135	16,135

Total Operating Expenses	517,243	517,243

Operating Loss	(517,192)	(517,192)
Interest Income	(269)	(269)

Net Loss Before Reorganization Items	$(516,923)	$(516,923)

Reorganization Items:
Professional fees	140,468	140,468
US Trustee fees	975	975

Net Loss	$(658,366)	$(658,366)

The statement of operations for the period is unaudited and does not reflect all adjustments necessary to represent results for the period in accordance with Generally Accepted Accounting Principles in the United Stated (“GAAP”). The Debtor prepares financial statements on a quarterly basis and as such the interim period above may also include quarter-end adjustments that do not relate solely to the period above.

In re Vion Pharmaceuticals, Inc.	Case No.:	09-14429 (CSS)
Debtor	Reporting Period:	December 2009
MOR-3 — BALANCE SHEETS (UNAUDITED)

	12/31/2009	12/17/2009
Assets:
Unrestricted cash and cash equivalents	$14,247,921	$14,368,704
Restricted cash and cash equivalents	—	—
Available-for-sale securities	19,438	19,938
Miscellaneous receivables	68,778	58,522
Prepaid expenses	148,983	270,524
Property and equipment, net	163,412	178,197
Security deposits	25,000	25,000

Total Assets	$14,673,532	$14,920,885

Liabilities Not Subject to Compromise (Post-petition): (1)
Accounts payable	$115,574	$—
Taxes payable	31,057	31,057
Accrued clinical trials expense	262,446	—
Accrued payroll and benefits	3,038	2,017
Accrued professional fees	73,697	35,970
Other accrued liabilities	33	—

Total Liabilities Not Subject to Compromise (Post-petition)	485,845	69,044

Liabilities Subject to Compromise (Pre-petition): (1)
Senior notes	60,000,000	60,000,000
Interest payable	1,562,917	1,562,917
Accounts payable	381,773	305,721
Taxes payable	—	—
Accrued clinical trials expense	3,426,467	3,492,947
Accrued payroll and benefits	—	—
Accrued professional fees	—	—
Other accrued liabilities	3,084	19,295

Total Liabilities Subject to Compromise (Pre-petition)	65,374,241	65,380,880

Shareholders’ Equity:
Common stock	80,545	80,825
Additional paid-in-capital	215,550,539	215,548,909
Other Comprehensive Income	19,438	19,937
Accumulated deficit	(266,837,076)	(266,178,710)

Total Shareholders’ Equity	(51,186,554)	(50,529,039)

Total liabilities and shareholders’ equity	$14,673,532	$14,920,885

The balance sheets as of 12/17/09 and 12/31/09 are unaudited and do not reflect all adjustments necessary to represent the Debtor’s financial position in accordance with Generally Accepted Accounting Principles in the United States (“GAAP”).

(1)	Amounts and classification as “subject to compromise” and “not subject to compromise” of Liabilities are subject to change.

In re Vion Pharmaceuticals, Inc. Debtor	Case No.: 09-14429 (CSS) Reporting Period: December 2009
MOR-4 — STATUS OF POST-PETITION TAXES

		Amount Withheld
	Beginning Tax	and/or Accrued	Amount Paid	Date Paid (1)	Check # or EFT (1)	Ending Tax
Federal:
Withholding (1)	$—	$36,864	$(36,864)	12/29/2009		$—
FICA-Employee (1)	—	2,896	$(2,896)	12/29/2009		—
FICA-Employer, net of COBRA Subsidy Credit (1)	—	2,435	$(2,435)	12/29/2009		—
Unemployment (1)	—	2	$(2)	12/29/2009		—
Income (2)	—	—	$—			—

Total Federal	$—	$42,197	$(42,197)			$—

State and Local:
Withholding (1)	$—	$5,461	$(5,461)	12/29/2009		$—
Unemployment (1)	—	52	$(52)	12/29/2009		$—
Income (3)	—	—	$—			$—
Sales and Use (4)	—	576	$—			$576
Real Property (5)		24,781	$—			$24,781
Personal Property (6)		12,428	$—			$12,428
Other: Franchise Tax (7)	—	5,700	$—			5,700

Total State and Local	$—	$48,998	$(5,513)			$43,485

Total Taxes	$—	$91,195	$(47,710)			$43,485

(1)	Payroll processing including remission of payroll taxes is outsourced. The Debtor made the payroll/tax wire to its payroll processing company on 12/29/09 and the related tax deposits were made by its payroll processing company on 1-6-10.

(2)	Debtor does not have a 2009 Federal income tax liability due to tax net losses.

(3)	Debtor recorded prepetition a 2009 state income tax minimum liability of $250. Such liability will be credited against its prepetition state income tax overpayment carried forward from 2008 when its 2009 state income tax return is filed in 2010.

(4)	Represents Q4 2009 CT use tax liability. Such Taxes were paid in January 2010 pursuant to Court Order. As such, amount was not allocated between pre- and post-petition periods.

(5)	Represents reimbursement for real estate taxes related to its leased premises due to its landlord on January 1, 2010. Such Taxes were paid in January 2010 pursuant to Court Order. As such, amount was not allocated between pre- and post-petition periods.

(6)	Represents personal property taxes due January 1, 2010. Such Taxes were paid in January 2010 pursuant to Court Order. As such, amount was not allocated between pre- and post-petition periods.

(7)	Represents estimated balance of 2009 DE franchise tax due 3/1/2010. Such Taxes will be paid in 2010 pursuant to Court Order. As such, amount was not allocated between pre- and post-petition periods.
Vion Pharmaceuticals, Inc. (the “Debtor”) hereby submits this attestation regarding post-petition taxes in lieu of providing copies of tax payment receipts and tax returns filed. Such documents are available upon request.
I attest that tax returns have been filed in accordance with federal, state and city requirements for the period. Taxes payments made for the period are summarized in MOR-1.
On behalf of Vion Pharmaceuticals, Inc.:

/s/ Karen Schmedlin
Karen Schmedlin
Vice President, Chief Accounting Officer and Secretary

In re Vion Pharmaceuticals, Inc.	Case No.: 09-14429 (CSS)
Debtor	Reporting Period: December 2009
MOR-4 (continued) — SUMMARY OF UNPAID POST-PETITION DEBTS

	Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable (1)	$115,574					$115,574
Wages Payable	1,873					1,873
Taxes Payable (2)	31,057					31,057
Accrued Clinical Trials Expense	262,446					262,446
Professional Fees	23,901					23,901
Royalties	33					33

Total Post Petition Debt	$434,883	$—	$—	$—	$—	$434,883

(1)	See attached aging of post-petition accounts payable as of 12/31/09

(2)	Taxes payable have been or will be paid in 2010 pursuant to Court Order. As such, Taxes payable have not been allocated between pre- and post-petition periods.

In re Vion Pharmaceuticals, Inc.	Case No.: 09-14429 (CSS)
Debtor	Reporting Period: December 2009
MOR-4 (continued) — AGING OF POST-PETITION ACCOUNTS PAYABLE

Vendor Name	Current	0 - 30 days	31 - 60 days	61 - 90 days	Over 90 days	Total

Almac Clinical Services	716.98					716.98
American Express	535.50					535.50
American Express	555.68					555.68
American Express	429.54					429.54
American Express	11.00					11.00
A T & T	39.74					39.74
AT & T Mobility	2,141.33					2,141.33
A T & T	46.98					46.98
Bowne of New York City	2,170.00					2,170.00
CBS Bloom’s Business System, Inc.	6.27					6.27
Collector of Taxes — New Haven	12,427.58					12,427.58
Delaware Claims Agency, LLC	3,027.12					3,027.12
Federal Express	45.05					45.05
Fisher Scientific	392.00					392.00
Fulbright & Jaworski L.L.P.	63,197.70					63,197.70
GE Capital	1,938.82					1,938.82
Graebel Companies Inc.	87.09					87.09
Infoshred, LLC	100.70					100.70
IngeniX division i3 Research	21,063.17					21,063.17
Iron Mountain	151.48					151.48
Law Office of Albert Wai-Kit Chan, PLLC	785.50					785.50
Leyla Toksoy	17.96					17.96
Newman’s Cleaning Service, Inc.	157.50					157.50
Premiere Global Services	22.32					22.32
Premier Supplies	61.94					61.94
SAFC	500.00					500.00
Science Park Development Corp.	2,215.90					2,215.90
The United Illuminating Company	1,537.33					1,537.33
U.S. Trustee	975.00					975.00
Verizon Wireless	16.58					16.58
Xu Kevin Lin	200.00					200.00

Total	115,573.76					115,573.76

In re Vion Pharmaceuticals, Inc.	Case No.: 09-14429 (CSS)
Debtor	Reporting Period: December 2009
MOR-5 — ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
The Debtor did not have any accounts receivable during the period.
MOR-5 — TAXES RECONCILIATION AND AGING

	Current	0-30 Days	31-60 Days	61-90 Days	Over 90 Days	Total
Total Taxes Payable	$31,057					$31,057
Total Accounts Payable (1)	$115,574					$115,574

(1)	See MOR-4 for aging of post-petition accounts payable as of 12/31/09

In re Vion Pharmaceuticals, Inc.	Case No.: 09-14429 (CSS)
Debtor	Reporting Period: December 2009
MOR-6 — PAYMENTS TO INSIDERS AND PROFESSIONALS

	INSIDERS
			Total Paid
		Amount Paid	Post-Petition	Total Unpaid
Name	Type of Payment	for Period	To Date	Post-Petition
Ann Cahill	Salary	$7,343.18	$7,343.18	$—
Howard B. Johnson	Salary	8,715.21
	Commuting reimbursement	962.59

	Total	9,677.80	9,677.80	—

Alan Kessman	Salary	16,871.35
	Travel reimbursement	585.97

	Total	17,457.32	17,457.32	—

Ivan King	Salary	7,817.12	7,817.12	—
Karen Schmedlin	Salary	6,444.14	6,444.14	—
James Tanguay	Salary	3,758.70	3,758.70	—

Total Payments to Insiders		$52,498.26	$52,498.26	$—

	PROFESSIONALS
	Date of Court				Total Paid	Total Incurred
	Order Authorizing	Amount		Amount Paid	Post-Petition	and Unpaid
Name	Payment	Approved		for Period	to Date	Post-Petition
Fulbright & Jaworski LLP				$—	$—	$78,359.01	(2)
Richards, Layton and Finger PA				—	—	7,739.00	(3)
Delaware Claims Agency LLC	12/21/2009		(1)	—	—	3,027.12	(4)
Ernst & Young, LLP	2/17/2010			—	—	13,826.00	(5)

Total Payments to Professionals				$—	$—	$102,951.13

(1)	For approved fees and expenses, see Schedule A to the Services Agreement dated 12/8/2009 filed with Retention Application on 12/17/2009.

(2)	Amount represents fees and expenses billed for the period.

(3)	Amounts represents estimated fees and expenses for the period, net of retainer partially applied of $32,517. Estimated remaining retainer at 12/31/2009 is $15,694.08.

(4)	Amount represents fees and expenses billed for the period, net of retainer of $5,000 applied in full.

(5)	Amount represents estimated fees and expenses for the period.